Exhibit 99.1

FOR IMMEDIATE RELEASE

180 Life Sciences Corp. Announces Notice of Allowance for U.S. Patent Covering Novel Method to Prevent or Reduce Post-Operative Cognitive Dysfunction

Palo Alto, Calif., May 1, 2025 — 180 Life Sciences Corp. (NASDAQ: ATNF) (“180 Life Sciences” or the “Company”), an innovative media and entertainment company focused on the global iGaming sector, with certain legacy biotechnology intellectual property assets, today announced that the United States Patent and Trademark Office (“USPTO”) has issued an official Notice of Allowance for U.S. Patent Application No. 17/556,584, covering a novel method for preventing or reducing Post-Operative Cognitive Dysfunction (“POCD”).

The Notice of Allowance signifies that the USPTO has determined that the application meets all requirements for patentability. The Company notes that formal issuance of the patent is expected following completion of final administrative procedures, and cautions that a final patent grant cannot yet be assured.

POCD is a significant, often debilitating complication affecting a substantial proportion of elderly patients undergoing surgical procedures, particularly orthopedic surgeries. It can be manifested as one or more of: memory loss, memory impairment, concentration impairment, delirium, dementia, and sickness behavior. Currently, there are few effective preventive treatments available.

The newly allowed patent covers a method for reducing POCD — particularly POCD manifested as delirium — by administering an anti-Human tumor necrosis factor (TNF) Alpha ("ATNF") monoclonal antibody to the patient in a therapeutically effective amount commencing just before and during the surgical procedure. We believe that targeting inflammatory pathways via ATNF therapy represents a promising strategy for minimizing the neuroinflammation which may contribute to cognitive dysfunction following surgery.

“This Notice of Allowance highlights the underlying value of our legacy biotechnology assets and reflects the strength of intellectual property that continues to underpin 180 Life Sciences,” said Blair Jordan, Chief Executive Officer of 180 Life Sciences. “As we build our future in the dynamic global iGaming sector, we remain committed to maximizing the value of our existing biotechnology portfolio. This Notice of Allowance for a US Patent demonstrates the ongoing value that our legacy IP portfolio has, and also shows that the Company is continuing to enhance this value for the benefit of all stockholders.”

The Company believes that this patent if issued , will enhance the value of its biotechnology portfolio by protecting a novel therapeutic approach to an area of significant unmet medical need. At the same time, 180 Life Sciences is advancing its strategic pivot toward acquiring and developing online casino and related entertainment businesses through its proprietary Technology Gaming Platform.

About 180 Life Sciences Corp.

180 Life Sciences Corp. is an innovative biotechnology company that is currently pivoting to the global iGaming sector. The Company is dedicated to leveraging its recently acquired proprietary Technology Gaming Platform and expertise through the acquisition or development of one or more online casino and related entertainment businesses.

For more information, please visit www.180lifesciences.com.

Forward-Looking Statements

This press release includes “forward-looking statements”, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions provided under federal securities laws, including under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, the Company’s ability to raise funding to support its operations and commercialize its Gaming Technology Platform, the terms of such funding, and dilution caused thereby; the terms of any further financing, which may be highly dilutive and may include onerous terms; the Company’s ability to commercialize its Gaming Technology Platform, and the timing and cost associated therewith; the lack of experience of current management with operating a gaming company; the ability of the Company to build out or acquire a front end for the Gaming Technology Platform, and the costs and timing associated therewith; the ability of the Company to generate revenue from the Gaming Technology Platform, including timing and cost thereof; competition in the iGaming industry; risks relating to fraud, theft or cheating; our ability to obtain and maintain licenses, and the terms thereof; our required reliance on third party cloud service providers and providers of third-party communications infrastructure, hardware and software; the review and evaluation of strategic transactions and their impact on shareholder value; the ability of the Company to maintain the continued listing of the Company’s securities on The Nasdaq Stock Market; whether the patents and patent applications owned or licensed by the Company, such as the expected patent referred to in this release, will protect the Company’s technology and prevent others from infringing it; whether the pending patent described herein will be granted timely or at all; our ability to monetize our legacy intellectual property assets and the timing and costs associated therewith; the Company’s ability to fully comply with numerous federal, state and local laws and regulatory requirements, as well as rules and regulations outside the United States; changes in interest rates which may make borrowing more expensive and increased inflation which may negatively affect costs, expenses and returns; expectations with respect to future performance, growth and anticipated acquisitions; expectations regarding the capitalization, resources and ownership structure of the Company; the ability of the Company to execute its plans to develop and market products and the timing and costs of these programs; estimates of the size of the markets for the Company’s planned products; potential future litigation involving the Company or the validity or enforceability of the intellectual property of the Company or lawsuits alleging that we have violated the intellectual property of others; global economic conditions; geopolitical events and regulatory changes; and the effect of changing interest rates and inflation, economic downturns and recessions, declines in economic activity or global conflicts.

These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, and including the Annual Report on Form 10-K for the year ended December 31, 2024, and future SEC filings. These reports and filings are available at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors”, “SEC Filings”, “All SEC Filings” page of our website at www.180lifesciences.com. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as otherwise provided by law.

Investor Contact:

Blair Jordan

Chief Executive Officer

Email address: bjordan@180lifesciences.com